Exhibitt 10.1                                          [Execution Version]


                                AMENDMENT NO. 7
                                       TO
                         RECEIVABLES PURCHASE AGREEMENT


          THIS AMENDMENT NO. 7 TO RECEIVABLES PURCHASE AGREEMENT (the "Amendment") dated as of July 12, 1999 is entered into by and among APR FUNDING CORPORATION, a Delaware corporation ("Seller"), UNIVERSAL PREMIUM ACCEPTANCE CORPORATION, a Missouri corporation, individually ("UPAC") and as Servicer (in such capacity, the "Servicer"), TRANSFINANCIAL HOLDINGS, INC. (formerly known as Anuhco, Inc.), a Delaware corporation (the "Parent"), EAGLEFUNDING CAPITAL CORPORATION, a Delaware corporation ("Purchaser"), and BANKBOSTON, N.A. (formerly known as The First National Bank of Boston) (as "Agent", as "Custodian" and in its individual capacity). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in Appendix A to the "Agreement" (as defined below).


                              W I T N E S S E T H:

          WHEREAS, the Seller, UPAC, the Servicer, the Parent, the Purchaser and the Agent have entered into that certain Receivables Purchase Agreement dated as of December 31, 1996 (as the same shall have been amended through the date hereof, the "Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein), pursuant to which, among other things, the Seller has agreed to sell to the Purchaser, and the Purchaser has agreed to purchase from the Seller, undivided percentage interests in the Seller's Receivables; and

          WHEREAS, the parties hereto have agreed to modify certain terms and provisions of the Agreement as set forth herein;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  AMENDMENTS TO THE AGREEMENT.  Effective as of the first date on which each of the conditions set forth in Section 2 hereof shall have been satisfied, the Agreement is amended as follows:

          (a) Section 1.01 of the Agreement is hereby amended to delete the amount "$85,000,000" and to substitute therefor "$75,000,000".

          (b) Section 7.06(e) of the Agreement is hereby deleted in its entirety and replaced with the following:

               "Permit UPAC's consolidated Book Net Worth to be less than $20,000,000."

          (c) Section 7.07 of the Agreement is hereby amended to add the following, immediately following paragraph (c) thereof:

               "(d) Maintain a ratio of Consolidated EBITDA to consolidated interest expense for each fiscal quarter of at least 1.50 to 1.0 (calculated as of the last Business Day of each fiscal quarter)."

          (d) Section 7.09(a) of the Agreement is hereby amended to delete the amount "$40,000,000" and to substitute therefor "$35,000,000".

          (e) Section 7.09 of the Agreement is hereby amended to add the following, immediately following paragraph (b) thereof:
               "(c)  Undertake to repurchase any of its stock."

          (f)  Clause (A) 3. of the definition of "Excess Concentration

Deduction" in Appendix A of the Agreement is hereby amended to delete the 4.0%

Concentration Limits for Lloyd's and to substitute therefor the following:

               "the greater of (i) if Lloyd's shall have received a debt rating from either of S&P or Moody's, the applicable Concentration Limit, as set forth in clause (A) 1. hereof, and (ii) 4.0%."

          (g) Appendix A of the Agreement is hereby amended to add the following definition, immediately following the definition of "Best's Rating"

and immediately preceding the definition of "Business Day":


               "'Book Net Worth' means, for any period, total

               assets less total liabilities, as determined in accordance with GAAP."

          (h) Appendix A of the Agreement is hereby amended to add the following definition, immediately following the definition of "Finance Charge

Receivable" and immediately preceding the definition of "Indemnified Amounts":


               "'GAAP' means generally accepted accounting

               principals consistently applied."
          (i) Appendix A of the Agreement is hereby amended to add the following definition, immediately following the definition of "Commercial Paper

Notes" and immediately preceding the definition of "Contract":


               "'Consolidated EBITDA' means, for any period,

               consolidated net income for such period (adjusted to exclude all extraordinary items and non-recurring items), plus, without duplication and to the extent deducted from revenues in determining consolidated net income, the sum of (a) the aggregate amount of consolidated interest expense for such period (including, without limitation, earned discounts, Program Fees and Liquidity Fees payable by the Seller), (b) the aggregate amount of income tax expense for such period and (c) all amounts attributable to depreciation and amortization for such period, all as determined on a consolidated basis in accordance with GAAP.

          SECTION 2.  CONDITIONS PRECEDENT.  This Amendment shall become effective upon the satisfaction of the following conditions precedent:

          (a)  The Agent shall have received:

                    (i) eight fully executed copies of (A) this Amendment, (B) Amendment No. 5 to the Liquidity Agreement, (C) the letter agreement amending the Fee Agreement, in the form of Exhibit A attached hereto,

          (D) the letter agreement amending the fee letter referred to in
          Section 2.10 of the Liquidity Agreement, in the form of Exhibit B attached hereto, and (E) the fee letter with regard to the amendment fee to be paid to the Deal Agent on the date hereof, in the form of Exhibit C attached hereto (the "Amendment Fee Letter"); and


                    (ii) such other further documents and information as the Agent shall reasonably request.

          (b) No event or condition has occurred and is continuing, or would result from the execution, delivery or performance of this Amendment, which would constitute a Liquidation Event or Unmatured Liquidation Event;

          (c) The Purchaser shall have obtained confirmation from each of the three rating agencies rating the Commercial Paper Notes that the amendments herein and the amendments to the Liquidity Agreement of even date herewith will not result in a withdrawal or reduction of the ratings of the Commercial Paper Notes;

          (d) All of the fees and expenses referred to in Section 9 below, the Amendment Fee described in the Amendment Fee Letter, and any other fees and expenses owing under Section 14.05 of the Agreement or any other agreement between the parties thereto shall have been paid in full; and

          (e) The conditions precedent to the effectiveness of that certain Amendment No. 4 to the Liquidity Agreement of even date herewith shall have been fully satisfied.
          SECTION 3.  REPRESENTATIONS, WARRANTIES AND COVENANTS.


          Upon the effectiveness of this Amendment, each of the Seller, UPAC, the Servicer and the Parent, hereby remakes and reaffirms all covenants, representations and warranties made by it (or deemed made by it) in the Agreement, the Backup Servicing Agreement, the Custody Agreement and the Parent Support Agreement (except, in each case, to the extent that such covenants, representations or warranties expressly speak as to another date).

          SECTION 4.  CONSENT AND REAFFIRMATION.  The Parent, by its execution hereof, hereby (i) consents to the execution, delivery and performance of the Amendment by all of the parties hereto and (ii) reaffirms all of its obligations and liabilities under that certain Parent Support Agreement dated as of December 31, 1996 executed by the Parent in favor of the Seller and its successors and assigns, which obligations and liabilities shall remain in full force and effect.

          SECTION 5.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND

CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS DISTINGUISHED FROM THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

          SECTION 6.  SEVERABILITY.  Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of any provision hereof in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

          SECTION 7.  REFERENCE TO AND EFFECT ON THE AGREEMENT.   Upon the

effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be, and references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as previously amended and as amended hereby. Except as otherwise amended by this Amendment, the Agreement as previously amended shall continue in full force and effect and is hereby ratified and confirmed.

          SECTION 8.  COUNTERPARTS.  This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          SECTION 9.  FEES AND EXPENSES.  The Seller hereby confirms its agreement to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Agent with respect thereto.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
                                             [Amendment No. 7 Signature Page]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

                              APR FUNDING CORPORATION,
                                as Seller


                                    By
                                       Title

                              UNIVERSAL PREMIUM ACCEPTANCE CORPORATION, individually and as initial Servicer


                                    By
                                       Title

                              TRANSFINANCIAL HOLDINGS, INC. (formerly known as
                              Anuhco, Inc.)       as Parent


                              By
                                Title:

                              EAGLEFUNDING CAPITAL CORPORATION,
                                as Purchaser
                                   By: BANKBOSTON, N.A.(formerly known as The
                                   First National Bank of Boston) as its
                                   attorney-in-fact


                                By
                                       Title

                              BANKBOSTON, N.A.(formerly known as THE FIRST
                              NATIONAL BANK OF BOSTON), as Agent


                              By
                              Title



                                                      [Amendment No. 7 Signature
Page]


Acknowledged and agreed to
as of this 12th day of July, 1999 in
accordance with Section 5.03 of that
certain Liquidity Agreement dated as of
December 31, 1996, as amended, among the Purchaser, the financial institutions from time to time parties thereto (the "Liquidity
Providers"), BankBoston, N.A.(formerly
known as The First National Bank of Boston), as liquidity agent (the "Liquidity
Agent") and Bankers Trust Company, as
collateral agent (the "Collateral Agent")


BANKBOSTON, N.A. (formerly known as THE
FIRST NATIONAL BANK OF BOSTON), as a
Liquidity Provider


By
Title


HARRIS TRUST AND SAVINGS BANK,
 as a Liquidity Provider


By
Title